Exhibit 99.1

Advance Auto Parts Announces Key Additions to Executive Leadership Team and Board of Directors

Jeffrey W. Shepherd Appointed Chief Financial Officer

Reuben E. Slone to Lead Supply Chain and Procurement

Nigel Travis Joins Board of Directors

ROANOKE, Va.--(BUSINESS WIRE)--August 13, 2018--Advance Auto Parts, Inc. (NYSE: AAP), a leading automotive aftermarket parts provider in North America that serves both professional installer and do-it-yourself customers, today announced the appointments of Jeffrey W. Shepherd to Executive Vice President, Chief Financial Officer (CFO) and Reuben E. Slone to Executive Vice President, Supply Chain. Additionally, Nigel Travis, Executive Chairman of Dunkin Brands, was appointed to the Board of Directors.

Since April, Shepherd served as Advance’s interim CFO in addition to his responsibilities as Controller and Chief Accounting Officer. He joined Advance during the first quarter of 2017 from General Motors where he served most recently as Controller for General Motors Europe. Prior to that role, Shepherd served in various accounting and finance leadership roles at General Motors. A certified public accountant, Shepherd also worked at Ernst & Young for more than 15 years and was a partner with the firm. Shepherd’s CFO appointment was effective August 12, 2018.

“After conducting an extensive search for a CFO, I am thrilled to have Jeff taking on this important role,” said Tom Greco, President and CEO, Advance Auto Parts. “During his time at Advance, Jeff has been a tremendous thought partner and trusted advisor to me and the entire leadership team. In addition to Jeff’s impressive global finance background, he is a highly respected leader throughout our organization and has played an integral role in building a talented and highly cohesive Finance organization. I am confident Jeff is the right leader for this critical position, and the entire team and I look forward to continuing to work closely with him.”

Slone, who will join Advance on October 3, 2018, will be responsible for the company’s Supply Chain and Procurement functions. He will assume the supply chain responsibilities as Leslie Starr Keating, Executive Vice President, Supply Chain Strategy and Transformation, will be retiring at the end of the year. In the coming months, Keating and Slone will work together to ensure a seamless transition.

Slone joins Advance from Walgreens, where he most recently served as Senior Vice President, Supply Chain, and was responsible for inventory management and replenishment, imports, transportation, distribution center operations and logistics. Prior to Walgreens, Slone served in a number of senior supply chain and operational leadership roles at OfficeMax, General Motors and Federal-Mogul, among others. He also has served as a member of Advance’s Board of Directors since 2016. With his new appointment, Slone will resign from his role on Advance’s Board of Directors effective October 3, 2018.

“We are extremely excited to have Reuben join our executive leadership team at this point in our transformation,” said Greco. “After serving for more than two years on our Board of Directors, Reuben has a deep understanding of our business and our strategic vision for the future. This knowledge, coupled with his proven track record in leadership roles as well as his extensive omnichannel fulfillment experience, will be a great addition to our already strong Supply Chain team.”

“After serving on Advance’s Board of Directors, I am even more confident in the opportunities that lie ahead,” said Slone. “I am delighted to join this experienced management team and look forward to working with Advance’s talented Team Members as we continue on our transformation journey. In addition, I am grateful to have worked with Leslie as she developed the supply chain strategy and I look forward to working even more closely with her during the next few months until her retirement.”

Greco added, “Leslie came out of retirement early in 2017 to join Advance at my request to help build our end-to-end supply chain strategy, strengthen our Supply Chain leadership team and ultimately, help us find her successor. She has delivered flawlessly against all of these objectives and positioned us well for continued success. We thank her for her numerous contributions and wish her nothing but the best in her retirement.”

Nigel Travis, who currently serves as Dunkin Brands’ Executive Chairman, recently retired from his CEO position at the company after serving as Chairman and CEO. Previously, Travis also served in executive leadership roles at several global companies within the retail and restaurant industries.

“Adding Nigel to the Board is wonderful for Advance, our shareholders and our customers,” said Jeffrey C. Smith, Chair of the Board of Directors. “He is a highly respected global executive who will complement what is already an extremely talented Board. While at Dunkin Brands, Nigel architected what is viewed as one of the more successful turnaround stories in recent history and we look forward to leveraging his wealth of experience as we continue our own transformation at Advance.”

About Advance Auto Parts

Advance Auto Parts, Inc. is a leading automotive aftermarket parts provider that serves both professional installer and do-it-yourself customers. As of April 21, 2018, Advance operated 5,044 stores and 131 Worldpac branches in the United States, Canada, Puerto Rico and the U.S. Virgin Islands. Advance also serves 1,225 independently owned Carquest branded stores across these locations in addition to Mexico and the Bahamas, Turks and Caicos, British Virgin Islands and Pacific Islands. Additional information about the Advance, including employment opportunities, customer services, and online shopping for parts, accessories and other offerings can be found at www.AdvanceAutoParts.com.

Forward-Looking Statements

Certain statements contained in this release are forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events or developments, and typically use words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “forecast,” “guidance,” “outlook” or “estimate.” These forward-looking statements include, but are not limited to, key assumptions for future financial performance including statements regarding expected growth and future performance of Advance Auto Parts, Inc. (the “Company”); statements regarding enhancements to shareholder value, strategic plans or initiatives, growth or profitability and all other statements that are not statements of historical facts. These statements are based upon assessments and assumptions of management in light of historical results and trends, current conditions and potential future developments that often involve judgment, estimates, assumptions and projections. Forward-looking statements reflect current views about our plans, strategies and prospects, which are based on information currently available as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Please refer to the “Risk Factors” section of the annual report on Form 10-K for the year ended December 30, 2017, and other filings made by the Company with the Securities and Exchange Commission for additional risk factors that could materially affect the Company’s actual results. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not place undue reliance on those statements. We intend for any forward-looking statements to be covered by, and we claim the protection under, the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

CONTACT:
Advance Auto Parts, Inc.
Media Contact
Kevin Nash, 866-463-4512
kevin.nash@advance-auto.com
or
Investor Contact
Elisabeth Eisleben, 919-227-5466
invrelations@advanceautoparts.com